                                                                     EXHIBIT (H)
                                                            CGSH DRAFT OF 8/3/99



                                  DECS TRUST V

                               5,000,000 DECS* SM



          (Representing Beneficial Interests in Contracts Relating to
  Shares of Common Stock, $.01 par value, of Crown Castle International Corp.)

                             Underwriting Agreement

                                              New York, New York
                                              **, 1999

Salomon Smith Barney Inc.
Goldman, Sachs & Co.
As Representatives of the several Underwriters, c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

          DECS Trust V, a statutory business trust organized under the Delaware Business Trust Act, 12 Del.C. (S) 3801 et seq. (the "Delaware Act"), of the
                                       -- ----       ------------
State of Delaware (such trust and the trustees thereof acting in their capacities as such being referred to herein as the "Trust"), proposes to issue
                                                    -----
and to sell to the several underwriters named in Schedule I hereto (the

"Underwriters"), for whom you (the "Representatives") are acting as
-------------                       ---------------
representatives, an aggregate of 5,000,000 DECS representing shares of beneficial interest in the Trust (the "Underwritten DECS"). In addition, the
                                       -----------------
Underwriters will have an option to purchase up to 645,000 DECS (the "Option
                                                                      ------
DECS" and, together with the Underwritten DECS, the "DECS") to cover over-
----                                                    ----
allotments, if any. The Option DECS and the Underwritten DECS, together with the ** DECS of the Trust subscribed for by Salomon Smith Barney Inc. ("Salomon
                                                                     -------
Smith Barney") pursuant to the Subscription Agreement, dated **, 1999, between
------------
Salomon Smith Barney and the Trust (the "Subscription DECS"), are referred to
                                         -----------------
herein as the "Securities."  The Securities are to be issued under an Amended
               ----------
and Restated Declaration of Trust, dated as of **, 1999 (the "Trust Agreement"),
                                                              ---------------
among the initial trustee and initial sponsor of the Trust, trustees of the Trust (the "Trustees") and Salomon Smith Barney, as sponsor.
            --------

          The Trust has entered into forward purchase contracts (the
                                                      ---------
"Contracts") with the persons listed on Schedule II hereto (each a "Seller" and
 ---------                                                          ------
collectively, the "Sellers"), pursuant to which each Seller has agreed to sell,
                   -------
and the Trust has agreed to purchase, the number of shares of Common Stock, $.01 par value (the "Shares"), of Crown Castle International Corp. (the "Company")
                ------                                              -------
specified therein on **, 2002 (the "Exchange Date") (subject to the Sellers'
                                    -------------
right to extend and accelerate the Exchange Date and to deliver cash with a value equivalent to the Shares, or other property, as provided in the Contracts). Each Seller's obligations under its respective Contract will


------------------
 *   Plus an option to purchase from DECS Trust V up to 645,000 additional DECS to cover over-allotments.

be secured by a pledge of collateral under a collateral agreement (each a "Collateral Agreement") among such Seller, the Trust and The Bank of New York
 ----------
("BoNY"), as collateral agent (in such capacity, the "Collateral Agent").
  ----                                                ----------------

          In connection with the foregoing, the Company has filed with the Commission a registration statement, including a related basic prospectus, with respect to 5,000,000 Shares in respect of the Underwritten DECS, plus an additional 645,000 Shares in respect of the Option DECS and an additional
Shares in respect of the Subscription DECS, for delivery by the Sellers pursuant to the Securities, which registration statement is referred to in Section 2(a) of this Agreement.

          To the extent there are no additional Underwriters listed on Schedule I other than you, the term Representatives as used herein shall mean you, as Underwriters, and the terms Representatives and Underwriters shall mean either the singular or plural as the context requires. The use of the neuter in this Agreement shall include the feminine and masculine wherever appropriate. Certain terms used herein are defined in Section 23 hereof.

          1.  Representations and Warranties of the Trust.  The Trust represents
              -------------------------------------------
and warrants to, and agrees with, each Underwriter as set forth below in this
Section 1.

          (a) The Trust meets the requirements for use of Form N-2 under the Act and has prepared and filed with the Commission (a) a notification on Form N-8A (the "Notification") of registration of the Trust as an investment company under
      ------------
the Investment Company Act and (b) a registration statement on Form N-2 (file numbers 333- 83965 and 811- 09501), including a related preliminary prospectus, for the registration of the offering and sale of the DECS under the Act. The Trust may have filed one or more amendments thereto, including the related preliminary prospectus, each of which has previously been furnished to you. The Trust will next file with the Commission one of the following: either (1) prior to the Trust Effective Date of such registration statement, a further amendment to such registration statement (including the form of final prospectus); or (2) after the Trust Effective Date of such registration statement, a final prospectus in accordance with Rules 430A and 497(h). In the case of clause (2), the Trust has included in such registration statement, as amended at the Trust Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in such registration statement and the Trust Prospectus. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Trust Prospectus) as the Trust has advised you, prior to the Execution Time, will be included or made therein.

          (b) On the Trust Effective Date, the Trust Registration Statement and the Notification did or will, and when the Trust Prospectus is first filed (if required) in accordance with Rule 497(h) and on the Closing Date (as defined herein) and on any date on which Option DECS are purchased, if such date is not the Closing Date (a "Settlement Date"), the Trust Prospectus (and any
                     ---------------
supplements thereto) will comply in all material respects with the applicable requirements of the Act, the Exchange Act and the Investment Company Act, and the respective rules thereunder; on the Trust Effective Date and at the Execution Time, the Trust Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Trust

Effective Date, the Trust Prospectus, if not filed pursuant to Rule 497(h), did not or will not, and on the date of any filing pursuant to Rule 497(h) and on the Closing Date and any Settlement Date, the Trust Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (c) No stop order suspending the effectiveness of the Trust Registration Statement is in effect, no order preventing or suspending the use of any Preliminary Trust Prospectus has been issued by the Commission, no notice or order under Section 8(e) of the Investment Company Act has been issued, and no proceedings for any such purpose are pending before or threatened by the Commission.

          (d) The Trust has been duly created, is validly existing as a business trust under the Delaware Act, has the power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Trust Prospectus and to enter into and perform its obligations under this Agreement, the Trust Agreement and each of the Fundamental Documents (as defined below) and is duly qualified to do business and is in good standing under the laws of each jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification other than where the failure to be so qualified would not have a material adverse effect on the Trust or its assets. The Trust has no subsidiaries.

          (e) The Trust is registered with the Commission as a non-diversified, closed-end management investment company under the Investment Company Act and no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or, to the knowledge of the Trust, threatened by the Commission. No person is serving or acting as an officer or trustee of the Trust except in accordance with the provisions of the Investment Company Act.

          (f) This Agreement has been duly authorized, executed and delivered by the Trust.

          (g) Each of the Contracts, the Collateral Agreements, the Administration Agreement between BoNY and the Trust (the "Administration
                                                          --------------
Agreement"), the Custodian Agreement between BoNY and the Trust (the "Custodian
---------                                                             ---------
Agreement"), the Paying Agent Agreement between BoNY and the Trust (the "Paying
---------                                                                ------
Agent Agreement") and the Fund Indemnity Agreement between Salomon Smith Barney
---------------
and the Trust (the "Fund Indemnity Agreement") (the Contracts, the Collateral
                    ------------------------
Agreements, the Administration Agreement, the Custodian Agreement, the Paying Agent Agreement and the Fund Indemnity Agreement are referred to herein, collectively, as the "Fundamental Agreements") has been duly authorized,
                      ----------------------
executed and delivered by the Trust and, assuming due authorization, execution and delivery by the other parties thereto, is a valid and binding agreement of the Trust, enforceable against the Trust in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and by general equitable principles.

          (h) The execution and delivery by the Trust of, and the performance by the Trust of its obligations under, this Agreement and each Fundamental Agreement (including the issue and sale by the Trust of the DECS as contemplated by this Agreement) do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach or violation of, or default under, or give the holder of any indebtedness of the Trust the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Trust pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Trust is a party or by which it may be bound, or to which any of the property or assets of the Trust is subject, nor will such action result in any violation of the provisions of the Trust Agreement or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Trust or any of its assets or properties; and no consent, approval, authorization, order of, or qualification or filing with, any governmental body or agency, self-regulatory organization or court or other tribunal, whether foreign or domestic, is required for the execution and delivery by the Trust of this Agreement or the Fundamental Agreements or the performance by the Trust of its obligations hereunder and thereunder, except for the filing of a Certificate of Trust and the filing of one or more Restated Certificates of Trust with the office of the Secretary of State of the State of Delaware (which filings have been duly made) and such as have been obtained and as may be required by the securities or Blue Sky laws of the various states and foreign jurisdictions in connection with the offer and sale of the DECS by the Underwriters.

          (i) The DECS, the Trust Agreement and the Fundamental Agreements conform in all material respects to the descriptions thereof contained in the Trust Prospectus.

          (j) The Trust Agreement and the Fundamental Agreements comply with all applicable provisions of the Act, the Exchange Act and the Investment Company Act, and all approvals of such documents required under the Investment Company Act by the holders of the Securities and the Trustees have been obtained and are in full force and effect.

          (k) On the Closing Date, as defined below in Section 5, the Fundamental Agreements will be in full force and effect and the Trust will not be in default thereunder and, to the knowledge of the Trust, no event will have occurred which with the passage of time or the giving of notice or both would constitute a default thereunder. The Trust is not currently in breach of, or in default under, the Trust Agreement or any other written agreement or instrument to which it or its property is bound or affected.

          (l) All of the outstanding Securities have been duly authorized and are validly issued, fully paid and nonassessable undivided beneficial interests in the assets of the Trust, and the form of certificate used to evidence the Securities is in due and proper form and complies with all provisions of applicable law.

          (m) The DECS have been duly authorized by the Trust for issuance to the Underwriters pursuant to this Agreement and, when issued and delivered by the Trust in accordance with the terms of this Agreement and the Trust Agreement against payment of the purchase price therefor as provided herein, will be validly issued, fully paid and nonassessable undivided beneficial interests in the assets of the Trust, and the issuance of such DECS will not be subject to any preemptive or similar rights. No person has rights to the registration of any securities because of the filing of the Trust Registration Statement, and no holder of the Securities will be subject to personal liability by reason of being such a holder.

          (n) The DECS have been approved for listing on the National Market System of the National Association of Securities Dealers Automated Quotation System (the "Nasdaq National Market System"), subject to official notice of issuance. The Trust's Registration Statement on Form 8-A under the Exchange Act is effective.

          (o) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, of the Trust, or in the investment objectives, investment policies, liabilities, business, prospects or operations of the Trust from that set forth in the Trust Prospectus (exclusive of any supplements thereto subsequent to the date of this Agreement) and there have been no transactions entered into by the Trust which are material to the Trust other than those in the ordinary course of its business or as described in the Trust Prospectus (exclusive of any supplements thereto subsequent to the date of this Agreement).

          (p) There are no legal or governmental proceedings pending or, to the knowledge of the Trust, threatened against or affecting the Trust that are required to be described in the Trust Registration Statement or the Trust Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Trust Registration Statement or the Trust Prospectus or to be filed as exhibits to the Trust Registration Statement that are not described or filed as required.

          (q) The Trust has all necessary consents, authorizations, approvals, orders (including exemptive orders), certificates and permits of and from, and has made all declarations and filings with, all governmental authorities, self-regulatory organizations and courts and other tribunals, whether foreign or domestic, to own and use its assets and to conduct its business in the manner described in the Trust Prospectus, except to the extent that the failure to obtain or file the foregoing would not have a material adverse effect on the Trust and except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the DECS.

          (r) There are no material restrictions, limitations or regulations with respect to the ability of the Trust to invest its assets as described in the Trust Prospectus, other than as described therein.

          (s) The Trust has good title to all properties owned by it, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Trust Prospectus or (b) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Trust.

          (t) There are no legal or governmental proceedings pending to which the Trust is a party or of which any property of the Trust is the subject which, if determined adversely to the Trust, would individually or in the aggregate have a material adverse effect on the current or future financial position or results of operations of the Trust; and, to the best of the Trust's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

          (u) The statement of assets, liabilities and capital included in the Trust Registration Statement and the Trust Prospectus, together with the notes thereto, present fairly the financial position of the Trust at the date indicated, and such financial statement has been prepared in conformity with generally accepted accounting principles.

          (v) The accountants who certified the financial statements and supporting schedules included in the Trust Registration Statement are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

          (w) The Trust has not taken and will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the DECS or the Shares, and has not effected any sales of the Company's common stock which, if effected by the Company, would be required to be disclosed in response to Item 701 of Regulation S-K.

          2.  Representations and Warranties of the Company.  The Company
              ---------------------------------------------
represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 2.

          (a) The Company meets the requirements for use of Form S-3 under the Act, meets the requirements for an offering of securities on a delayed basis under Rule 415 and has prepared and filed with the Commission a registration statement (file number 333- 83395) on Form S-3, including a related preliminary prospectus and a related basic prospectus, for the registration under the Act of the Shares in connection with the offering and sale of the DECS. The Company may have filed one or more amendments thereto, including the related preliminary prospectuses and the related basic prospectus, each of which has previously been furnished to you. The Company will next file with the Commission one of the following: either (1) prior to the Company Effective Date of such registration statement, a further amendment to such registration statement, (including the final forms of such prospectuses), (2) after the Company Effective Date of such registration statement, such final prospectuses in accordance with Rules 430A and 424(b), or (3) a final prospectus in accordance with Rules 415 and 424(b). In the case of clause (2), the Company has included in such registration statement, as amended at the Company Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in such registration statement and the Company Prospectus with respect to the Shares and the offering thereof. As filed, such amendment and form of final prospectuses, or such final prospectuses, shall contain all Rule 430A Information, together with all other such required information with respect to the Shares and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Company Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein. If the Company Registration Statement contains the undertaking specified by Regulation S-K Item 512(a), the Company Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x).

          (b) On the Company Effective Date, the Company Registration Statement did or will, and when the Company Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as defined herein) and on any Settlement Date, the Company Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act and the respective rules thereunder; on the Company Effective Date and at the Execution Time, the Company Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Company Effective Date, the Company Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date and any Settlement Date, the Company Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however,
                                                              --------  -------
that the Company makes no
representations or warranties as to the information contained in or omitted from the Company Registration Statement, or the Company Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished herein or in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Company Registration Statement or the Company Prospectus (or any supplement thereto).

          (c) No stop order suspending the effectiveness of the Company Registration Statement is in effect, no order preventing or suspending the use of any Preliminary Company Prospectus has been issued by the Commission, and no proceedings for any such purpose are pending before or threatened by the Commission. Each document incorporated by reference in the Company Registration Statement or the Company Prospectus, when they were filed or are filed with the Commission, conformed or will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and none of such documents contained or will contain an untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (d) The Company is not and, after giving effect to the sale of the sale of the Shares, will not be an "investment company" as defined in the Investment Company Act.

          (e) Neither the Company nor any of its subsidiaries has taken and none of such entities will take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the DECS.

          (f) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included in the Company Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Company Prospectus; and, since the respective dates as of which information is given in the Company Registration Statement and the Company Prospectus, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, except such as are described in the Company Prospectus or such as would not be reasonably expected, in the aggregate, to result in a material adverse effect on the condition (financial or other), business, prospects, properties or results of operations of the Company and its "significant subsidiaries" as defined in Rule 405 of the rules and regulations of the Commission promulgated under the Act, taken as a whole ("Material Adverse Effect");

          (g) The Company and its subsidiaries have good and marketable title to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Company Prospectus; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as would not be reasonably expected, in the aggregate, to result in a Material Adverse Effect;

          (h) The Company is a corporation duly incorporated and validly existing and in good standing under the laws of the State of Delaware with all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Company Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify or to be in good standing would not have a Material Adverse Effect; and each subsidiary of the Company has been duly incorporated and is validly existing as a corporation (or in the case of each of Crown Atlantic Holdings, Crown Atlantic Sub and Crown Atlantic Holding, LLC, as a limited liability company) in good standing under the laws of its jurisdiction of incorporation;

          (i) None of the subsidiaries of the Company (other than Crown Communication, Inc. ("CCI"), Castle Transmission Services (Holdings) Ltd. ("CTSH"), Castle Transmission International, Ltd. ("CTI"), Crown Castle Investment Corp. ("CC Investment"), Crown Castle Investment Corp. (II) ("CC Investment II"), CCA Investment Corp. ("CCAIC"), Crown Atlantic Holding Company LLC ("Crown Atlantic Holdings"), Crown Atlantic Holding Sub LLC ("Crown Atlantic Sub") and Crown Atlantic Company LLC ("Crown Atlantic") (each, a "Significant
                                                                  -----------
Subsidiary" and collectively, the "Significant Subsidiaries") is a "significant
----------                         ------------------------
subsidiary," as such term is defined in Rule 405 of the rules and regulations under the Act;

          (j) The Company has an authorized capitalization as set forth in the Company Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Company Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors' qualifying shares and except as set forth in the Company Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except as set forth in the Company Prospectus;

          (k) The consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or (with the giving of notice or the lapse of time or both) constitute a default under, (A) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (B) the provisions of the Organizational Documents of the Company or any of its subsidiaries or (C) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets except in the cases of clause (A) or (C), such breaches, violations or defaults that in the aggregate would not have a Material Adverse Effect; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except (A) the registration under the Act of the Shares and
(B) such consents, approvals, authorizations, registrations or qualifications as
(1) may be required under the Exchange Act and applicable state or foreign securities laws in connection with the purchase and distribution of the Shares by the Underwriters and the International Underwriters,

(2) as may have already been obtained or made and (3) the failure to obtain or make would not, individually or in the aggregate, have a Material Adverse Effect;

          (l) Neither the Company nor any of its subsidiaries (A) is in violation of its Organizational Documents, (B) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (C) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except for, in the cases of clause (B) or (C), such defaults, violations or failures to obtain that in the aggregate would not have a Material Adverse Effect;

          (m) The statements set forth in the Company Prospectus under the caption "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the capital stock of the Company, under the caption "Certain US Income Tax Considerations for Non-U.S. Holders" and under the caption "Plan of Distribution", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

          (n) Other than as set forth in the Company Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

          (o) KPMG Peat Marwick LLP, who have certified certain financial statements of the Company and its subsidiaries and of certain other business operations to be acquired by the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

          (p) The Company has reviewed its operations and that of its subsidiaries and is in the process of reviewing any third parties with which the Company or any of its subsidiaries has a material relationship to evaluate the extent to which the business or operations of the Company or any of its subsidiaries will be affected by the Year 2000 Problem. As a result of such review, the Company has no reason to believe, and does not believe, that the Year 2000 Problem will have a Material Adverse Effect. The "Year 2000 Problem" as used herein means any significant risk that computer hardware or software used in the receipt, transmission, processing, manipulation, storage, retrieval, retransmission or other utilization of data or in the operation of mechanical or electrical systems of any kind will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000;

          (q) This Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Underwriters, constitutes the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether in a proceeding in equity or at law);

          (r) The consolidated historical and pro forma financial statements, together with the related notes thereto filed as part of the Company Registration Statement or included in the Company Prospectus comply as to form in all material respects with the requirements of Regulation S-X under the Act applicable to registration statements on Form S-3 under the Act. Such historical financial statements fairly present the financial position of the Company at the respective dates indicated and the results of operations and cash flows for the respective periods indicated, in each case in accordance with generally accepted accounting principles ("GAAP") consistently applied throughout such periods. Such pro forma financial statements have been prepared on a basis consistent with such historical statements, except for the pro forma adjustments specified therein, and give effect to assumptions made on a reasonable basis and in good faith and present fairly the pro forma position, results of operations and the other information purported to be shown therein at the respective dates or the respective periods therein specified. The other financial and statistical information and data filed as part of the Company Registration Statement or included in the Company Prospectus, historical and pro forma, are, in all material respects, fairly presented and prepared on a basis consistent with such financial statements and the books and records of the Company;

          (s) The Company and each of the Significant Subsidiaries has such permits, licenses, franchises, certificates of need and other approvals or authorizations of any governmental or regulatory authority ("Permits"), including, without limitation, any permits required by the Federal Communications Commission ("FCC"), the Federal Aviation Administration ("FAA") or the Office of Telecommunications ("OFTEL"), as are necessary under applicable law to own their respective properties and to conduct their respective businesses in the manner described in the Company Prospectus, except to the extent that the failure to have such Permits would not have a Material Adverse Effect. The Company and the Significant Subsidiaries have fulfilled and performed, in all material respects, all their respective obligations with respect to the Permits, and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such Permit, subject in each case to such qualification as may be set forth in the Company Prospectus and except to the extent that any such revocation or termination would not have a Material Adverse Effect. Except as described in the Company Prospectus, none of the Permits contains any restriction that has not previously been satisfied and that is materially burdensome to the Company or any of the Significant Subsidiaries;

          (t) For each existing tower of the Company not yet registered with the FCC where registration will be required, the FCC's grant of an application for registration of such tower will not have a significant environmental effect as defined under Section 1.1307(a) of the FCC's rules;

          (u) The consummation of the transactions contemplated by this Agreement shall not cause any third party to have any rights of first refusal with respect to the acquisition of towers under any agreement filed as an exhibit to, or incorporated by reference in, the Company Registration Statement (the "Material Agreements") that has not already been described in the Company Prospectus as to which the Company and any of the Significant Subsidiaries or any of their property or assets may be subject;

          (v) The Company and each of the Significant Subsidiaries owns or possesses all patents, trademarks, trademark registration, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights described in the Company Prospectus as being owned by any of them or necessary for the conduct of their respective businesses, and neither the Company nor any of the Significant Subsidiaries is aware of any claim to the contrary or any challenge by any other person to the rights of the Company or any of the Significant Subsidiaries with respect to such rights that, if determined adversely to the Company or any such Significant Subsidiary, would in the aggregate have a Material Adverse Effect;

          (w) The descriptions in the Company Prospectus of all agreements, contracts, indentures, leases or other instruments are accurate in all material respects and fairly present the information purported to be described therein;

          (x) Neither the Company nor any of its subsidiaries is involved in any strike, job action or labor dispute with any group of employees, and, to the knowledge of the Company and the Subsidiaries, no such action or dispute is threatened;

          (y) The Company and each of its subsidiaries are in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification;

          (z) The Company and each of its subsidiaries have filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and have paid all taxes due thereon, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries nor does the Company or any of its subsidiaries have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its subsidiaries, would have a Material Adverse Effect;

          (aa) Since the date as of which information is given in the Company Prospectus through the date hereof, and except as may otherwise be disclosed in the Company

Registration Statement, the Company has not (i) issued or granted any securities, (ii) incurred any liability or obligation, direct or contingent, or entered into any transaction, in each case not in the ordinary course of business which is material to the Company and its subsidiaries taken as a whole or (iii) declared or paid any dividend on its capital stock (excluding payment in lieu of fractional shares upon conversion of certain senior preferred convertible stock of the Company);

          (bb) The Company (i) makes and keeps accurate books and records and
(ii) maintains a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements in conformity with GAAP and to maintain accountability for assets, (C) access to its assets is permitted only in accordance with management's general or specific authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

          (cc) Neither the Company nor any of its subsidiaries, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment;

          (dd) There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Company or any of its subsidiaries (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or any of its subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not have, or could not be reasonably likely to have, singularly or in the aggregate, a Material Adverse Effect; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any of its subsidiaries or with respect to which the Company or any of its subsidiaries has knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not have or would not be reasonably likely to have, singularly or in the aggregate, a Material Adverse Effect; and the terms "hazardous wastes," "toxic wastes," "hazardous substances" and "medical wastes" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection; and

          (ee) The Company and each of the Significant Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of its businesses and the value of its properties and as is customary for companies engaged in similar businesses in similar industries.

          3.  Representations and Warranties of the Sellers.  Each of the
              ---------------------------------------------
Sellers, severally and jointly, represents and warrants to, and agrees with, each Underwriter, the Company and the Trust that:

          (a) Each of the Sellers is validly existing as a corporation or limited liability company, as the case may be, in good standing under the laws of the State of Delaware, with full power and authority to own its property, and does not conduct any business in any jurisdiction, own any material property other than Shares or have any subsidiaries.

          (c) Each Seller has full right, power and authority to enter into and perform its obligations under this Agreement, the Contract and Collateral Agreement to which such Seller is a party and the letter agreement among each of the Sellers, Salomon Smith Barney and Goldman Sachs relating to expenses of the Trust (the "Reimbursement Agreement").
            -----------------------

          (d) This Agreement has been duly authorized, executed and delivered by each Seller. Each Contract and Collateral Agreement to which each Seller is a party and the Reimbursement Agreement have been duly authorized, executed and delivered by such Seller and, assuming due authorization, execution and delivery by the other parties thereto, is a valid and binding agreement of such Seller, enforceable against such Seller in accordance with its terms.

          (e) The execution and delivery by each Seller of this Agreement, each Contract and Collateral Agreement to which such Seller is a party and the Reimbursement Agreement, the performance by such Seller of its obligations hereunder and thereunder and the consummation of the transactions herein and therein contemplated do not and will not, whether with or without the giving of notice or passage of time or both, conflict with, result in a breach or violation of or imposition of any lien (other than pursuant to each Collateral Agreement to which such Seller is a party), charge or encumbrance upon any property or assets of such Seller pursuant to (i) the Organizational Documents of such Seller, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which such Seller is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to such Seller of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over such Seller or any of its properties. Amounts received by each of the Sellers, if any, at the Closing Date and, if any Option DECS are purchased, at the time of delivery thereof pursuant to Section 4(b), pursuant to such Seller's Contract will not be used by such Seller for the purpose, whether immediate, incidental or ultimate, of buying or carrying a margin stock, as such terms are defined in Regulation G promulgated by the Board of Governors of the Federal Reserve System.

          (f) Each of the Sellers is not and, after giving effect to the transactions contemplated in each Contract and Collateral Agreement and the offering and sale of the DECS contemplated by this Agreement, will not be an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act.

          (g) Each of the Sellers is the sole registered owner of and has, and on the Closing Date (and, if any Option DECS are purchased, at the time of delivery thereof pursuant to Section 4(b)) will have, good and valid title to the Shares to be pledged and assigned by it under its Collateral Agreement, free and clear of any security interests, claims, liens, equities and other encumbrances, except for those created pursuant to its Collateral Agreement; and such Seller has the full right, power and authority, and all authorization and approval required by law to pledge and assign the Shares to be pledged and assigned by such Seller pursuant to its Collateral Agreement.

          (h) Title to any Shares to be delivered by a Seller pursuant to such Seller's Contract on the Exchange Date, assuming payment of the consideration due pursuant to such Seller's Contract on the Closing Date, will pass to the Trust free and clear of any security interests, claims, liens, equities and other encumbrances. The sale, transfer and delivery of any Shares to be delivered by a Seller pursuant to such Seller's Contract is not, and at the time of delivery of such Shares will not be, subject to any right of first refusal or similar rights of any person pursuant to any contract to which such Seller or any shareholder of such Seller is a party or by which any of them is bound.

          (i) Each of the Sellers hereby repeats and confirms as if set forth in full herein each of the representations, warranties, guarantees and agreements made by such Seller in each Contract and Collateral Agreement to which such Seller is a party and agrees that the representations, warranties, guarantees and agreements therein and herein are made hereby for the benefit of, and may be relied upon by, (i) the Underwriters and Cleary, Gottlieb, Steen & Hamilton, counsel to the Underwriters and (ii) the Company and Cravath, Swaine & Moore, counsel to the Company.

          (j) None of the Sellers has taken or will take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or the DECS.

          (k) Each Seller is familiar with the Company Registration Statement and the Company Prospectus and verifies that the information set forth therein respecting it is true and complete.

          (l) No consent, approval, license, authorization, order or validation of, and no filing, recording, or registration with, any court or governmental authority, agency or body is required for the compliance by each Seller with all of the provisions of this Agreement, each Contract and Collateral Agreement to which such Seller is a party and the Reimbursement Agreement, except such as have been obtained under the Act and such as may be required under the blue sky laws in connection with the purchase and distribution of the DECS by the Underwriters and the distribution of the Shares pursuant to the terms of the DECS in the manner contemplated in this Agreement and in the Trust Prospectus and the Company Prospectus.

          (m) Certificates in negotiable form for each Seller's Shares have been placed in custody, for delivery pursuant to the terms of such Seller's Contract and Collateral Agreement, under a Custody Agreement duly authorized, executed and delivered by such Seller, in the form heretofore furnished to you (the

"Custody Agreement") with the Bank of New York, as Custodian (the "Custodian");
------------------                                                 ---------
the Shares represented by the certificates so held in custody for each Seller are subject to the interests of the Trust pursuant to such Seller's Contract and Collateral Agreement; the arrangements for custody and delivery of such certificates, made by such Seller pursuant to such Seller's Contract and Collateral Agreement and the Custody Agreement, are not subject to termination by any acts of such Seller, or by operation of law, whether by the death or incapacity of such Seller or the occurrence of any other event; and if any such death, incapacity or any other such event shall occur before the delivery of such Shares pursuant to such Seller's Contract and Collateral Agreement, certificates for the Shares will be delivered by the Custodian in accordance with the terms and conditions of such Seller's Contract and Collateral Agreement and the Custody Agreement as if such death, incapacity or other event had not occurred, regardless of whether or not the Custodian shall have received notice of such death, incapacity or other event.

          (n) Each of the Sellers has no reason to believe that the representations and warranties of the Company contained in Section 2 hereof are not true and correct, is familiar with the Company Registration Statement and has no knowledge of any material fact, condition or information not disclosed in the Company Prospectus or any supplement thereto which has adversely affected or may adversely affect the business of the Company or any of its subsidiaries; and the sale of Shares by such Seller pursuant hereto is not prompted by any information concerning the Company or any of its subsidiaries which is not set forth in the Company Prospectus or any supplement thereto.

          Any certificate signed by or on behalf of any Seller, and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by such Seller as to matters covered thereby, to each Underwriter.

          4.  Purchase and Sale.
              -----------------

          (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Trust agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Trust, at a purchase price of $** per DECS, the amount of the Underwritten DECS set forth opposite such Underwriter's name in Schedule I hereto.

          (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Trust hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to 645,000 Option DECS at the same purchase price per DECS as the Underwriters shall pay for the Underwritten DECS. The option may be exercised only to cover over-allotments in the sale of the Underwritten DECS by the Underwriters. The option may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the Trust Prospectus upon written or facsimile notice by the Representatives to the Trust setting forth the number of Option DECS as to which the several Underwriters are exercising the option and the Settlement Date. Delivery of certificates for the Option DECS by the Trust, and payment therefor to the Trust, shall be made as provided in Section 5 hereof. The number of Option DECS to be purchased by each Underwriter shall be the same percentage of the total number of Option DECS to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten DECS, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional DECS.

          (c) As compensation to the Underwriters for their commitment hereunder, and in view of the fact that the proceeds of the sale of the DECS will be used by the Trust as specified in the Contracts, the Sellers agree, severally and jointly, to pay to Salomon Smith Barney, at the time of each delivery of DECS pursuant to Section 5, an amount equal to $0. ** per DECS being delivered at such time, plus $0. ** per DECS for each Subscription DECS owned by Salomon Smith Barney after giving effect to the subdivision of the Subscription DECS provided for in the Subscription Agreement.

          5.  Delivery and Payment.  Delivery of and payment for the
              --------------------
Underwritten DECS and the Option DECS (if the option provided for in Section 4(b) hereof shall have been exercised on or before the first Business Day prior to the Closing Date) shall be made at 10:00 A.M., New York City time, on **, 1999, or at such time on such later date not later than five Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement among the Representatives, the Trust and the Sellers or as provided in
Section 14 hereof (such date and time of delivery and payment for the DECS being herein called the "Closing Date"). Delivery of the DECS shall be made to the
                   ------------
Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Trust by wire transfer payable in immediately available same-day funds to an account specified by the Trust in writing at least two Business Days in advance of the Closing Date. Delivery of the DECS shall be made through the facilities of the Depository Trust Company unless the Representatives shall otherwise instruct.

          The Trust agrees to have the DECS available for inspection and checking by the Representatives in New York, New York, not later than 1:00 P.M. on the Business Day prior to the Closing Date.

          If the option provided for in Section 4(b) hereof is exercised after the first Business Day prior to the Closing Date, the Trust will deliver the Option DECS (at the expense of the Trust) to the Representatives on the date specified by the Representatives (which shall be within three Business Days after exercise of said option) for the respective accounts of the several Underwriters, against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Trust by wire transfer payable in immediately available same-day funds to an account specified by the Trust in writing at least two Business Days in advance of such Settlement Date. If settlement for the Option DECS occurs after the Closing Date, the Trust, the Company and the Sellers will deliver to the Representatives on the Settlement Date for the Option DECS, and the obligation of the Underwriters to purchase the Option DECS shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to
Section 10 hereof.

          6.  Offering by the Underwriters.  It is understood that the several
              ----------------------------
Underwriters propose to offer the DECS for sale to the public as set forth in the Trust Prospectus.

          7.  Agreements of the Trust.  The Trust agrees with the several
              -----------------------
Underwriters that:

          (a) The Trust will use its best efforts to cause the Trust Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the DECS, the Trust will not file any amendment of the Trust Registration Statement or supplement to the Trust Prospectus or any Rule 462(b) Trust Registration Statement unless the Trust has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you object. Subject to the foregoing sentence, if the Trust Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Trust Prospectus is otherwise required under Rule 424(b), the Trust will cause the Trust Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Trust will promptly advise the Representatives (1) when the Trust Registration Statement, if not effective at the Execution Time, shall have become effective, (2) when the Trust Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Trust Registration Statement shall have been filed with the Commission, (3) when, prior to termination of the offering of the DECS, any amendment to the Trust Registration Statement or any Rule 462(b) Trust Registration Statement, shall have been filed or become effective, (4) of any request by the Commission or its staff for any amendment of the Trust Registration Statement, or any Rule 462(b) Trust Registration Statement, or for any supplement to the Trust Prospectus or for any additional information, (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Trust Registration Statement or the institution or threatening of any proceeding for that purpose and (6) of the receipt by the Trust of any notification with respect to the suspension of the qualification of the DECS for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Trust will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

          (b) If, at any time when a prospectus relating to the DECS is required to be delivered under the Act, any event occurs as a result of which the Trust Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Trust Registration Statement or supplement the Trust Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Trust promptly will (1) notify the Representatives of any such event, (2) prepare and file with the Commission, subject to the second sentence of paragraph
     (a) of this Section 7, an amendment or supplement which will correct such statement or omission or effect such compliance and (3) supply any supplemental Trust Prospectus to you in such quantities as you may reasonably request.

          (c) The Trust will furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Trust Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Trust Registration Statement (without exhibits thereto). The Trust will furnish to the Representatives and counsel for the Underwriters, without charge, copies of the Trust Registration Statement (including exhibits thereto). The Trust will furnish to the Underwriters not later than (i) 6:00 P.M., New York City time, on the date of determination of the public offering price of the DECS, if such determination occurred at or prior to 12:00 noon, New York City time, on such date or (ii) 6:00 P.M., New York City time, on the Business Day following the date on which the public offering price was determined, if such determination occurred after 12:00 noon, New York City time, on such date, as many copies of each Preliminary Trust Prospectus, the Trust Prospectus and any supplement thereto as the Representatives may reasonably request; further, so long as delivery of a prospectus by an Underwriter or any dealer may be required by the Act, as many copies of each Preliminary Trust Prospectus and the Trust Prospectus and any supplement thereto as the Representatives may reasonably request.

          (d) The Trust will arrange, if necessary, for the qualification of the DECS and the Shares for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the DECS and will pay any fee of the National Association of Securities Dealers, Inc. (the "NASD"), in
                                                                   ----
     connection with its review, if any, of the Trust Registration Statement and the offering of the DECS.

          8.  Agreements of the Company.  The Company agrees with the several
              -------------------------
Underwriters that:

          (a) The Company will use its best efforts to cause the Company Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the DECS, the Company will not file any amendment of the Company Registration Statement or supplement to the Company Prospectus or any Rule 462(b) Company Registration Statement unless the Company has furnished to you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Company Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Company Prospectus is otherwise required under Rule 424(b), the Company will cause the Company Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (1) when the Company Registration Statement, if not effective at the Execution Time, shall have become effective, (2) when the Company Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Company Registration Statement shall have been filed with the Commission, (3) when, prior to termination of the offering of the DECS, any amendment to the Company Registration Statement shall have been filed or become effective, (4) of any request by the Commission or its staff for any amendment of the Company Registration Statement, or any Rule 462(b) Company Registration Statement, or for any supplement to the Company Prospectus or for any additional information, (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Company Registration Statement or the institution or threatening of any proceeding for that purpose and (6) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

          (b) If, at any time when a prospectus relating to the Shares is required to be delivered under the Act (including in respect of the offering and sale of the DECS), any event occurs as a result of which the Company Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Company Registration Statement or supplement the Company Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will (1) notify the Representatives of such event, (2) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 8, an amendment or supplement which will correct such statement or omission or effect such compliance and (3) supply any supplemented Company Prospectus to you in such quantities as you may reasonably request.

          (c) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the

     Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

          (d) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Company Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Company Registration Statement (without exhibits thereto). The Company will furnish to the Underwriters not later than (A) 6:00 P.M., New York City time, on the date of determination of the public offering price of the DECS, if such determination occurred at or prior to 12:00 noon, New York City time, on such date or (B) 6:00 P.M., New York City time, on the Business Day following the date on which the public offering price of the DECS was determined, if such determination occurred after 12:00 noon, New York City time, on such date, as many copies of each Preliminary Company Prospectus, the Company Prospectus and any supplement thereto as the Representatives may reasonably request; further, so long as delivery of a prospectus by any Underwriter or any dealer may be required by the Act (including in respect of the offering and sale of the DECS), as many copies of each Preliminary Company Prospectus and the Company Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will pay the expenses of printing or other production of the Company Registration Statement, each Preliminary Company Prospectus and the Company Prospectus.

          (e) The Company will cooperate with the Trust for purposes of the qualification of the DECS and the Shares for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the DECS or the Shares and will pay any fee of the NASD in connection with its review, if any, of the Company Registration Statement and the offering of the Shares in connection with the offering of the DECS; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, in each case, other than those arising out of the offering or sale of the DECS or the offering and sale of the Shares in connection with the offering of the DECS in any jurisdiction where it is not now so subject.

          (f) The Company will not, without the prior written consent of Salomon Smith Barney, during the period of 45 days following the Execution Time,
     (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, or announce the offering of any shares of any class of common stock of the Company or any securities convertible into or exercisable or exchangeable for shares of any class of common stock of the Company (whether such shares or any such securities are now owned or hereafter acquired) or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of shares of any class of the common stock of the Company, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of shares of any class of common stock of the Company or such other securities, in cash or otherwise; provided, however, that the Company may issue, or grant options for, shares of any class of common stock of the Company pursuant to any stock plan for employees or directors, or any employee benefit plan, of the Company in effect at the Execution Time, or pursuant to any stock options outstanding at the Execution Time.

          (g) The Company will furnish the Trust in sufficient quantities for transmission to holders of the DECS the Company's annual report to shareholders and reports on Forms 10-K and 10-Q as soon as practicable after such reports are required to be filed with the Commission.

          (h) The Company will take such actions as may be reasonably necessary to comply with the rules and regulations of the Nasdaq National Market System in respect of the offering of the Shares contemplated hereby.

          (i) The Company will not become an "investment company" as defined in the Investment Company Act.

          (j) Neither the Company nor any of its subsidiaries has taken and none of such entities will take, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the DECS or the Shares.

          9.  Agreements of the Sellers.  Each Seller agrees with each of the
              -------------------------
Underwriters that:

          (a) Each Seller will not, without the prior written consent of Salomon Smith Barney, during the period of 45 days following the Execution Time,
     (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, or announce the offering of any shares of any class of common stock of the Company or any securities convertible into or exercisable or exchangeable for shares of any class of common stock of the Company (whether such shares or any such securities are now owned or hereafter acquired) or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Shares of any class of the common stock of the Company, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Shares of any class of common stock of the Company or such other securities, in cash or otherwise; provided, however, that the Seller may engage in any of the transactions described in clause (i) or
     (ii) above in connection with the offering by the Trust of the DECS or any delivery of Shares pursuant to the terms of the DECS.

          (b) No Seller will take any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the DECS or the Shares, it being understood that this sentence shall not apply to any share repurchase program conducted by the Company in compliance with the Exchange Act and all other applicable law.

          (c) Each Seller will advise you promptly, and if requested by you, will confirm such advice in writing, so long as delivery of a prospectus relating to the Shares (including with respect to the offering and sale of the DECS) by an underwriter or dealer may be required under the Act, of any change in the information in the Company Registration Statement or the Company Prospectus relating to such Seller.

          10.  Conditions to the Obligations of the Underwriters.  The
               -------------------------------------------------
obligations of the Underwriters to purchase the Underwritten DECS and the Option DECS, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Trust, the Company and the Sellers contained herein as of the Execution Time, the Closing Date and any Settlement Date pursuant to Section 4(b) hereof, to the accuracy of the statements of the Trust, the Company and the Sellers, made in any certificates pursuant to the provisions hereof, to the performance by each of the Trust, the Company and the Sellers of their respective obligations hereunder and to the following additional conditions:

          (a) If the Trust Registration Statement or the Company Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, such Trust Registration Statement or Company Registration Statement will become effective not later than (i) 6:00 P.M. New York City time on the date of determination of the public offering price of the DECS, if such determination occurred at or prior to 3:00 P.M. New York City time on such date or (ii) 9:30 A.M. New York City time on the Business Day following the day on which the public offering price of the DECS was determined, if such determination occurred after 3:00 P.M. New York City time on such date; if filing of the Trust Prospectus or the Company Prospectus, or any supplement thereto, is required pursuant to Rule 497(h) or Rule 424(b), such Trust Prospectus or Company Prospectus, and any such supplement, will be filed in the manner and within the time period required by such Rule; and no stop order suspending the effectiveness of the Trust Registration Statement or the Company Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

          (b) The Representatives shall have received the opinion of Richards, Layton & Finger, special Delaware counsel for the Trust, dated the Closing Date and addressed to the Representatives, with respect to such matters as the Representatives may reasonably request.

          (c) The Company shall instruct Cravath, Swaine & Moore, counsel for the Company, to furnish, and such counsel shall have furnished, an opinion to the Representatives dated the Closing Date and addressed to the Representatives, to the effect that:

               (i) each of the Company, CCI, CC Investment, CC Investment II, CCAIC, Crown Atlantic Holdings, Crown Atlantic Sub and Crown Atlantic is a corporation validly existing and in good standing under the laws of the state of its incorporation or formation (which opinion may be based solely on a certificate of the Secretary of State of such state), and has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Company Prospectus. Each of the Company, CCI, CC Investment, CC Investment II, CCAIC, Crown Atlantic Holdings, Crown Atlantic Sub and Crown Atlantic is duly registered and qualified to conduct its business and is in good standing (which opinion may be based solely on a certificate of the Secretary of State of such state), in each jurisdiction or place where, based on a certificate of an officer of the Company, the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify or to be in good standing would not have a Material Adverse Effect;

               (ii) the Company has an authorized capitalization as set forth in the Company Prospectus, and all of the issued shares of capital stock of the Company and the Shares conform to the description thereof contained in the Company Prospectus; the Shares are duly approved for listing through the Nasdaq National Market System; and the certificates for the Shares are in valid and sufficient form;

               (iii) except as described in the Company Prospectus, there are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, the Shares pursuant to the Company's Organizational Documents or applicable law or any agreement or other instrument known to such counsel;

               (iv) to the knowledge of such counsel, there are no agreements, contracts, indentures, leases or other instruments to which any of the Company or any of the Significant Subsidiaries is a party or to which any of their respective properties or assets is subject that are required to be described in, or filed as exhibits to, the Company Registration Statement and the Company Prospectus that have not been so described or filed;

               (v) the Company Registration Statement was declared effective under the Act as of the date and time specified in such opinion, the Company Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein within the period required by such Rule and no stop order suspending the effectiveness of the Company Registration Statement has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission;

               (vi) the Company Registration Statement and the Company Prospectus and any further amendments and supplements thereto made by the Company prior to the date of such opinion (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder;

               (vii) the statements contained (A) in the Company Prospectus under the captions "Description of Capital Stock," "Certain United States Federal Tax Consequences to Non-United States Holders" and "Plan of Distribution" and (B) in the Company Registration Statement in Items 14 and 15, in each case insofar as they are descriptions of contracts, agreements or other legal documents, or refer to statements of law or legal conclusions, are accurate in all material respects and present fairly the information purported to be described therein;

               (viii) This Agreement has been duly and validly authorized, executed and delivered by the Company;

               (ix) None of the issuance, offer or sale of the Shares, the execution, delivery or performance by the Company of this Agreement or compliance by the

          Company with the provisions hereof (i) requires any consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official, or conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the Organizational Documents of the Company or the Significant Subsidiaries or (ii) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, any Material Agreement or violates or will violate any law, rule or regulation of the United States, or the State of New York or the General Corporation Law of the State of Delaware, or, to such counsel's knowledge, any order or decree of any court or government agency or instrumentality or will result in the creation or imposition of any lien, mortgage, security interest, pledge, charge, or encumbrance of any kind upon any property or assets of the Company, CCI, CC Investment, CC Investment II, CCAIC, Crown Atlantic Holdings, Crown Atlantic Sub or Crown Atlantic pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or under any to which any of their respective property or assets is subject, except in each case such breaches, conflicts or defaults that, individually or in the aggregate, would not have a Material Adverse Effect. For purposes of the foregoing opinion, such counsel may assume that any agreements referred to in clause (ii) above that are governed by laws other than the laws of the State of New York, are governed by and would be interpreted in accordance with the laws of the State of New York;

               (x) the Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended; and

               (xi) neither the Company nor any of its subsidiaries is in violation of its Organizational Documents or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound.

     In addition, such counsel shall also state that such counsel has participated in conferences with officers of the Company and with the independent public accountants for the Company, concerning the preparation of the Company Registration Statement and the Company Prospectus, and, although such counsel has made certain inquiries and investigations in connection with the preparation of the Company Registration Statement and the Company Prospectus, it is not passing upon and does not assume any responsibility for the accuracy or completeness of the statements contained in the Company Registration Statement and the Company Prospectus, and has not made any independent check or verification thereof, except insofar as such statements relate to such counsel and to clause (vii) above, and on the basis of the foregoing such counsel's work in connection with this matter did not disclose any information that gave such counsel reason to believe that on the Company Effective Date or at the Execution Time the Company Registration Statement contains or contained any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Company Prospectus, as of its date and on the Closing Date includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief or opinion with respect to the financial statements and other financial data included therein);

     The opinion of such counsel may be limited to the laws of the State of New York, the General Corporation Law of the State of Delaware and the Federal laws of the United States;

          (d) The Company shall instruct E. Blake Hawk, general counsel for the Company, to furnish, and such counsel shall have furnished, an opinion to the Representatives dated the Closing Date and addressed to the Representatives, to the effect that:

               (i) all of the issued shares of capital stock of the Company and each of its subsidiaries other than CTSH and CTI have been duly and validly authorized and issued and are fully paid, non-assessable and (except for directors' qualifying shares) the issued shares of capital stock of each of the subsidiaries of the Company are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except as set forth in the Company Registration Statement (including the exhibits thereto) with respect to shares subject to liens under the Company's revolving credit facility with KeyBank National Association and PNC Bank, National Association;

               (ii) to the knowledge of such counsel, there are no legal or governmental proceedings pending or threatened against the Company or any of its subsidiaries (other than CTSH and CTI), or to which any of their respective properties is subject, that are not disclosed in the Company Prospectus and which are required to be disclosed and reasonably likely to have a Material Adverse Effect or to materially affect the consummation of the transactions contemplated by this Agreement; and

               (iii) to the knowledge of such counsel, there are no contracts, agreements or understandings between the Company or any of its subsidiaries (other than CTSH and CTI) and any person granting such person the right to require the Company or any of such subsidiaries
          (1) except as described in the Company Prospectus, to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or (2) to require the Company or any of such subsidiaries to include any securities of the Company owned or to be owned by such person in the securities registered pursuant to the Company Registration Statement or (3) except as described in the Company Prospectus, to require the Company or any of such subsidiaries to include any securities of the Company owned or to be owned by such person in any securities being registered pursuant to any other registration statement filed by the Company or any of such subsidiaries under the Act;

     The opinion of such counsel may be limited to the laws of the State of Texas, the General Corporation Law of the State of Delaware and the Federal laws of the United States;

     (e) The Company shall have caused Norton Rose, English counsel for CTSH and CTI, to furnish, and such counsel shall have furnished, an opinion to the Representatives dated the Closing Date and addressed to the Representatives, to the effect that:

            (i) CTI was duly incorporated on 9 May 1996 under the Companies Act 1985 as a private limited company; CTSH was duly incorporated on 27 August 1996 as a private limited company; a certificate of good standing in respect of each of the Companies issued by the Companies Registration Office on a date within three business days of the date of this opinion is attached;

            (ii) by a Certificate of Incorporation on Change of Name issued on 21 March 1997 CTI changed its name to "Castle Transmission International Ltd."; by a Certificate of Incorporation on Change of Name issued on 25 February 1997, CTSH changed its name to "Castle Transmission Services (Holdings) Ltd."; and

            (iii) CTI is empowered by its Memorandum of Association to conduct its business as described in the Company Registration Statement and the Company Prospectus;

          (f) The Sellers shall instruct Kirkpatrick & Lockhart LLP, counsel for such Sellers, to furnish, and such counsel shall have furnished, an opinion to the Representatives dated the Closing Date and addressed to the Representatives, to the effect that:

               (i) each of the Sellers has been duly organized and is validly existing as a corporation or limited liability company, as the case may be, in good standing under the laws of the State of Delaware with full power and authority to own or lease, as the case may be, and to operate its properties and conduct its business, and is duly qualified to do business and is in good standing under the laws of each jurisdiction which requires such qualification;

               (ii) the Custody Agreement has been duly authorized, executed and delivered by the Sellers, the Custody Agreement is valid and binding on the Sellers and each Seller has full legal right and authority to sell, pledge, transfer and deliver in the manner provided in the Contracts and Collateral Agreements and the Custody Agreement, the Shares to be sold, pledged, transferred and delivered thereunder;

               (iii) this Agreement has been duly authorized by each of the Sellers and duly executed and delivered by each of the Sellers; each Contract and Collateral Agreement to which each Seller is a party and the Reimbursement Agreement has been duly authorized by such Seller and duly executed and delivered by such Seller and, assuming due authorization, execution and delivery by the other parties thereto, constitutes a valid and legally binding agreement of such Seller, enforceable against such Seller in accordance with its terms, subject, as to enforcement of remedies, to bankruptcy, insolvency and other similar laws affecting creditors' rights generally, and to general equitable principles; and the execution and delivery by each of the Sellers of this Agreement, each Contract and Collateral Agreement to which such Seller is a party and the Reimbursement Agreement, the performance by such Seller of its obligations hereunder and thereunder and the consummation of the transactions herein and therein contemplated do not and will not, whether with or without the giving of notice or passage of time or both, conflict with, result in a breach or violation of or imposition of any lien (other than pursuant to the Collateral Agreement to which such Seller is a party), charge or encumbrance upon any property or assets of such Seller pursuant to (i) the Organizational Documents of such Seller, (ii) the terms of any indenture or material agreement or instrument to which such Seller is a party or bound, (iii) any judgment, order or decree applicable to such Seller or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over such Seller or (iv) any law;

               (iv) no consent, approval, license, authorization, order or validation of, and no filing, recording, or registration with, any court or governmental authority, agency or body is required for the compliance by each Seller with all of the provisions of this Agreement, each Contract and Collateral Agreement to which such Seller is a party and the Reimbursement Agreement, except such as have been obtained under the Act and such as may be required under the blue sky laws in connection with the purchase and distribution of the DECS by the Underwriters and the distribution of the Shares pursuant to the terms of the DECS in the manner contemplated in this Agreement and in the Trust Prospectus and the Company Prospectus;

               (v) none of the Sellers is or, after giving effect to the transactions contemplated in each Contract and Collateral Agreement and the offering and sale of the DECS as contemplated by this Agreement, will be an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act;

               (vi) the enforceability of this Agreement, each Custody Agreement, the Reimbursement, each Contract and each Collateral Agreement will not be adversely affected by the death or legal incapacity of any shareholder, or any holder of limited liability company interests, of any Seller.

               (vii) each of the Collateral Agreements creates a valid security interest in favor of the Collateral Agent (as defined therein) for the benefit of the Trust in the Shares pledged thereunder as security for the performance by the applicable Seller of its obligations under the Contract to which such Seller is a party and to secure the observance and performance of the covenants and agreements of the applicable Seller contained in the Contract and the Collateral Agreement to which such Seller is a party;

               (viii) the perfection and the effect of perfection or non-perfection of the security interest of the Trust in the Shares pledged pursuant to the Contracts and the Collateral Agreements will be governed by the laws of the State of New York, assuming the Share certificates are located in New York at all times.

     In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Delaware, or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Company Prospectus in this paragraph (d) include any supplements thereto at the Closing Date.

          (g) The Representatives shall have received (i) from Cleary, Gottlieb, Steen & Hamilton, counsel for the Underwriters and the Trust, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the issuance and sale of the DECS, the Trust Registration Statement, the Trust Prospectus (together with any supplement thereto), the Fundamental Documents and other related matters as the Representatives may reasonably require, and (ii) from Latham & Watkins, counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the Shares, the Company Registration Statement, the Company Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require; and the Company and the Sellers shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

          (h) The Trust shall have furnished to the Representatives a certificate of the Trust, signed by the Managing Trustee and dated the Closing Date, to the effect that:

               (i) the representations and warranties of the Trust in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Trust has complied in all material respects with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date; and

               (ii) no stop order suspending the effectiveness of the Trust Registration Statement or the use of the Trust Prospectus has been issued and no proceedings for that purpose have been instituted or, to the Trust's knowledge, threatened.

          (i) The Company shall have furnished to the Representatives a certificate of the Company, signed by the [Chairman of the Board or the President] and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Company Registration Statement, the Company Prospectus, any supplements to the Company Prospectus and this Agreement and that:

               (i) the representations and warranties of the Company in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

               (ii) no stop order suspending the effectiveness of the Company Registration Statement or the use of the Company Prospectus has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

               (iii) since the date of the most recent financial statements included in the Company Prospectus (exclusive of any supplement thereto), there has been no material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Company Prospectus (exclusive of any supplement thereto).

          (j) Each of the Sellers shall have furnished to the Representatives a certificate, signed by [two appropriate officers of] such Seller dated the Closing Date, to the effect that [each] signer of such certificate has carefully examined the Company Registration Statement, the Company Prospectus, any supplements to the Company Prospectus and this Agreement and that the representations and warranties of such Seller in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and such Seller has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.

          (k) At the Execution Time and at the Closing Date, KPMG Peat Marwick shall have furnished to the Representatives letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and stating in effect that:

               (i) in their opinion the audited financial statements and financial statement schedules included or incorporated in the Company Registration Statement and the Company Prospectus and reported on by them comply as to form with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations adopted by the Commission;

               (ii) on the basis of a reading of the latest unaudited financial statements made available by the Company and its subsidiaries; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and committees of the Company and its subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to December 31, 1998 nothing came to their attention which caused them to believe that:

                    (A) (1) any unaudited financial statements included or incorporated by reference in the Company Registration Statement and the Company Prospectus do not comply as to form with applicable accounting requirements of the Act and with the related rules and regulations adopted by the Commission with respect to financial statements included or incorporated by reference in quarterly reports on form 10-Q under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Company Registration Statement and the Company Prospectus;

                    (2) with respect to the period subsequent to December 31,
               1998    there were any material changes, at a specified date not
               more than three business days prior to the date of the letter, in [appropriate references to come] as compared with the amounts shown on the December 31, 1998, consolidated balance sheet included or incorporated in the Company Registration Statement and the Company Prospectus, or for the period from December 31, 1998 to such specified date there were any decreases, as compared with the corresponding period in the preceding year, in [appropriate references to come], except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives; or

                    (B) the information included or incorporated in the Company
               Registration Statement and Company Prospectus in response to Regulation S-K, Item 301 (Selected Financial Data), Item 302 (Supplementary Financial Information), Item 402 (Executive Compensation) and Item 503(d) (Ratio of Earnings to Fixed Charges) is not in conformity with the applicable disclosure requirements of Regulation S-K;

               (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Company Registration Statement and the Company Prospectus, including the information set forth under the captions "Summary," "Summary Unaudited Pro Forma Financial and other Data," "Summary Financial and Other Data of CCIC," "Risk Factors," "Unaudited Pro Forma Condensed Consolidated Financial Statements" "Selected Financial and Other Data of CCIC," "Selected Financial and Other Data of CTSH," "Capitalization," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Business," "Selling Stockholder," "Recent and Proposed Transactions," and "Description of Capital Stock" in the Company Prospectus and the information included or incorporated in Items 1, 2, 6, 7, 8 and 11 of the Company's Annual Report on Form 10-K, incorporated in the Company Registration Statement and the Company Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

     References to the Company Prospectus in this paragraph (i) include any supplement thereto to the date of the letter.

          (l) The Shares shall have been duly approved for listing through the Nasdaq National Market System, and satisfactory evidence of such action shall have been provided to the Representatives.

          (m) The DECS shall have been approved for listing on the Nasdaq National Market System, subject only to official notice of issuance.

          (n) The NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

          (o) Each Fundamental Agreement shall have been executed and delivered by all parties thereto, and each Seller shall have delivered to the Collateral Agent the number of Shares required by the Collateral Agreement to which such Seller is a party to be initially pledged and assigned by such Seller thereunder in accordance with the requirements of such Collateral Agreement.

          (p) At the Execution Time, the Company shall have furnished to the Representatives a letter substantially in the form of Exhibit A hereto from each executive officer and director of the Company addressed to the Representatives relating to sales and certain other dispositions of shares of common stock of the Company or certain other securities, and such letter agreements shall be in full force and effect on the Closing Date.

          (q) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Company Registration Statement (exclusive of any amendment thereof) and the Company Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (i) of this
     Section 10 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Company Prospectus (exclusive of any supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the DECS as contemplated by the Trust Registration Statement and the Company Registration Statement (in either case, exclusive of any amendment thereof) and the Trust Prospectus and the Company Prospectus (in either case, exclusive of any supplement thereto).

          (r) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

          (s) Prior to the Closing Date, the Company, the Trust and each of the Sellers shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

          If any of the conditions specified in this Section 10 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the

Representatives. Notice of such cancellation shall be given to the Trust and the Company in writing or by telephone or facsimile confirmed in writing.

          The documents required to be delivered by this Section 10 shall be delivered at the office of Cleary, Gottlieb, Steen & Hamilton, counsel for the Underwriters, at One Liberty Plaza, New York, New York 10006, on the Closing Date.

          11.  Expenses.
               --------

          (a) Except as otherwise provided herein, each of the Sellers, severally and jointly, will pay all expenses incident to the performance by the Trust and each Seller of their respective obligations under this Agreement and their Contracts and Collateral Agreements, including (i) the preparation, printing and filing of the Notification and the Trust Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery of this Agreement, the Trust Agreement, each of the Fundamental Agreements and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the DECS, (iii) the preparation, issuance and delivery of the certificates for the DECS to the Representatives, (iv) the fees and disbursements of the Trust's counsel, accountants and other advisors, (v) the fees and disbursements of the Sellers' counsel and other advisors, (vi) the qualification of the DECS under state securities laws in accordance with the provisions of Section 7(d) hereof, including filing fees and the reasonable fees and disbursements of the counsel for the Underwriters in connection therewith and in connection with the preparation of the related blue sky survey and any supplement thereto, (vii) the printing and delivery to the Representatives of copies of each Preliminary Trust Prospectus, the Trust Prospectus and any amendments or supplements thereto, (viii) the fees and expenses of any transfer agent or registrar for the DECS, (ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, securing any required review by the NASD of the Trust Registration Statement and the offering of the DECS in accordance with the provisions of
Section 7(d) hereof, (x) the fees and expenses incurred in connection with the listing of the DECS on the Nasdaq National Market System and (xi) the fees and expenses incurred in connection with the preparation and filing of a registration statement under the Exchange Act relating to the DECS. Each of the Sellers, severally and jointly, will reimburse the Underwriters through Salomon Smith Barney on the Closing Date in immediately available funds for the Up-Front Fee Amount and the Up-Front Expense Amount (each as defined in the Fund Expense Agreement dated as of the Closing Date between Salomon Smith Barney and BoNY) and for the up-front fees of the trustees of the Trust paid by Salomon Smith Barney. Notwithstanding the foregoing, the Sellers shall not be obligated pursuant to this Section 11(a) to (x) pay any expenses of the Trust or reimburse the Underwriters for the Up-Front Fee Amount and the Up-Front Expense Amount except to the extent the expenses of the trust paid by the Underwriters, the Up-Front Fee Amount and the Up-Front Expense Amount exceed $500,000.00 in the aggregate or (y) to pay any fees or disbursements of counsel to the Underwriters other than in connection with clauses (vi) and (ix) of this Section 11(a).

          (b) The Company will pay all expenses incident to the performance by it of its obligations under this Agreement, including (i) the preparation, printing and filing of the Company Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, issuance and delivery of the certificates for the Shares to the Trust, (iii) the fees and disbursements of the Company's counsel, accountants and other advisors, (iv) the qualification of the Shares under state securities laws in accordance with the provisions of Section 8(e) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any related blue sky survey and any supplement thereto, (v) the printing and delivery to the Representatives of copies of each Preliminary Company Prospectus, the Company Prospectus and any amendments or supplements thereto,
(vi) the fees and expenses of any transfer agent or registrar for the Shares,
(vii) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, securing any required review by the NASD of the Company Registration Statement and the offering of the Shares in accordance with the provisions of Section 8(e) hereof and (viii) the fees and expenses incurred in connection with the approval of the Shares for listing through the Nasdaq National Market System.

          (c) If the sale of the DECS provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in
Section 10 hereof is not satisfied, because of any termination pursuant to
Section 15 hereof or because of any refusal, inability or failure on the part of the Company or any Seller to perform any agreement herein or comply with any provision hereof other than by reason of a default by the Underwriters, each of the Sellers, jointly and severally, will reimburse the Underwriters through Salomon Smith Barney upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by the Underwriters in connection with the proposed purchase and sale of the DECS.

          (d) The provisions of this Section 11 shall not supersede or otherwise affect any agreement that the Company and the Sellers, or Salomon Smith Barney and Goldman Sachs, may otherwise have for the allocation of such expenses among themselves.

          12.  Indemnification and Contribution.
               --------------------------------

          (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon
(i) any untrue statement or alleged untrue statement of a material fact contained in the Company Registration Statement as originally filed or in any amendment thereof, or in any Preliminary Company Prospectus or the Company Prospectus, or in any amendment thereof or supplement thereto (each such document, a "Company Registration Document"), or the omission or alleged omission to state in any Company Registration Document a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Trust Registration Statement as originally filed or in any amendment thereof, or in any Preliminary Trust Prospectus or the Trust Prospectus, or in any amendment thereto or supplement thereto (each such document, a "Trust Registration Document") or the omission or alleged omission to state in any Trust Registration Document a material fact required to be stated therein or necessary to make the statements therein not misleading; and in each such case agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

          (b) Each Seller severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Company Registration Statement, each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls the Company or any Underwriter within the meaning of either the Act or the Exchange Act and each other Seller, if any, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information furnished to the Company by or on behalf of such Seller specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Seller may otherwise have.

          (c) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Company Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act and each Seller, to the same extent as the foregoing indemnity to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company and each Seller acknowledge that the statements set forth in the last paragraph of the cover page regarding delivery of the DECS and, under the heading "Plan of Distribution," (i) the list of Underwriters and their respective participation in the sale of the DECS, (ii) the sentences related to concessions and reallowances and (iii) the paragraph related to stabilization, syndicate covering transactions and penalty bids in any Preliminary Company Prospectus, the Company Prospectus, any Preliminary Trust Prospectus or the Trust Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Company Preliminary Prospectus, Trust Preliminary Prospectus, the Company Prospectus or the Trust Prospectus.

          (d) Promptly after receipt by an indemnified party under this Section 12 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 12, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a), (b) or (c) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and
(ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a), (b) or (c) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

          (e) In the event that the indemnity provided in paragraph (a), (b) or
(c) of this Section 12 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company, the Sellers and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company, one or more of the Sellers and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company, by the Sellers and by the Underwriters from the offering of the DECS; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the
DECS) be responsible for any amount in excess of the underwriting discount or commission applicable to the DECS purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company, the Sellers and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, of the Sellers and of the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and by the Sellers shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by each of them, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Trust Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company, the Sellers on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, the Sellers and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (e), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 12, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Company Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (e).

          13.  Default by an Underwriter.  If any one or more Underwriters shall
               -------------------------
fail to purchase and pay for any of the DECS agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of DECS set forth opposite their names in Schedule I hereto bears to the aggregate amount of DECS set forth opposite the names of all the remaining Underwriters) the DECS which the defaulting Underwriter or Underwriters agreed but failed to purchase;

provided, however, that in the event that the aggregate amount of DECS which the
--------  -------
defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of DECS set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the DECS, and if such nondefaulting Underwriters do not purchase all the DECS, this Agreement will terminate without liability to any nondefaulting Underwriter, the Company or the Sellers. In the event of a default by any Underwriter as set forth in this Section 14, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Company Registration Statement, the Company Prospectus, the Trust Registration Statement and the Trust Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company or the Sellers and any nondefaulting Underwriter for damages occasioned by its default hereunder.

          14.  Termination.  This Agreement shall be subject to termination in
               -----------
the absolute discretion of the Representatives, by notice given to the Trust and the Company prior to delivery of and payment for the DECS, if at any time prior to such time (i) trading in any class of the Company's Common Stock shall have been suspended by the Commission or the Nasdaq National Market or trading in securities generally on the New York Stock Exchange or the Nasdaq National Market shall have been suspended or limited or minimum prices shall have been established on such Exchange or National Market, (ii) a banking moratorium shall have been declared by either Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis, the effect of which on financial markets of the United States is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the DECS as contemplated by the Trust Prospectus (exclusive of any supplement thereto).

          15.  Representations and Indemnities to Survive.  The respective
               ------------------------------------------
agreements, representations, warranties, indemnities and other statements of the Trust, the Company and each Seller, or their respective officers, if applicable, and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Trust, the Company any Seller, or any of the officers, directors or controlling persons referred to in Section 12 hereof, and will survive delivery of and payment for the DECS. The provisions of Sections 11, 12 and 17 hereof shall survive the termination or cancellation of this Agreement.

          16.  Notices.  All communications hereunder will be in writing and
               -------
effective only on receipt, and, if sent to Salomon Smith Barney, will be mailed, delivered or telefaxed to the Salomon Smith Barney General Counsel (fax no.:
(212) 816-8571) and confirmed to the General Counsel, care of Salomon Smith Barney, at 388 Greenwich Street, New York, New York 10013, attention: General Counsel; if sent to the Trust, will be mailed, delivered or telefaxed and confirmed to it at c/o Puglisi & Associates, 850 Library Avenue, Suite 204, Newark, Delaware 19715,

Attention: Donald J. Puglisi; if sent to the Company, will be mailed, delivered, telefaxed and confirmed to it at Crown Castle International Corp., 510 Bering Drive, suite 500, Houston, Texas 77057(fax no.: (713) 570-3150), Attention: **.

          17.  Successors.  This Agreement will inure to the benefit of and be
               ----------
binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 12 hereof, and no other person will have any right or obligation hereunder. This Agreement will be binding on and legally enforceable against each Seller, despite the death or legal incapacity of any shareholder, or of any holder of limited liability company interests, of any Seller.

          18.  Applicable Law.  This agreement will be governed by and construed
               --------------
in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

          19.  Counterparts.  This Agreement may be executed by any one or more
               ------------
of the parties in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same agreement.

          22.  Headings.  The section headings used herein are for convenience
               --------
only and shall not affect the construction hereof.

          23.  Definitions.  The terms which follow, when used in this
               -----------
Agreement, shall have the meanings indicated.

          "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

          "Commission" shall mean the Securities and Exchange Commission.

          "Company Effective Date" shall mean each date and time that the Company Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Company Registration Statement became or become effective.

          "Company Prospectus" shall mean the prospectus relating to the Shares that is used in connection with the offering and sale of the DECS and that is first filed pursuant to Rule 424(b) together with the basic prospectus after the Execution Time, or if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Shares that is used in connection with such offering and sale and that is included in the Company Registration Statement at the Company Effective Date.

          "Company Registration Statement" shall mean the registration statement referred to in Section 2(a) above including incorporated documents, exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Company Registration Statement becomes effective prior to the Closing

     Date, shall also mean such registration statement as so amended or such Rule 462(b) Company Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Company Effective Date as provided by Rule 430A.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

          "Goldman Sachs" shall mean Goldman, Sachs & Co.

          "Investment Company Act" shall mean the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "Organizational Documents" shall mean, in respect of any company, corporation, trust, partnership, limited liability company, governmental agency or other enterprise, as applicable, its founding act, charter, articles of incorporation and by-laws, deed of trust, memorandum and articles of association, statute, certificate of partnership, partnership agreement, limited liability company agreement, or similar instrument.

          "Preliminary Company Prospectus" shall mean any preliminary prospectus referred to in Section 2(a) and any preliminary prospectus included in the Company Registration Statement at the Company Effective Date that omits Rule 430A Information.

          "Preliminary Trust Prospectus" shall mean any preliminary prospectus referred to in Section 1(a) above and any preliminary prospectus included in the Trust Registration Statement at the Trust Effective Date that omits Rule 430A Information.

          "Rule 415," "Rule 424," "Rule 430A," "Rule 462," "Rule 497(h)",
     "Regulation S-K" and "Regulation S-X" refer to such rules and regulations under the Act.

          "Rule 430A Information" shall mean information with respect to the DECS, the Shares and the offering thereof permitted to be omitted from the Trust Registration Statement (or, as used in Section 2 above, the Company Registration Statement) when it becomes effective pursuant to Rule 430A.

          "Rule 462(b) Company Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the initial registration statement referred to in Section 2(a) above.

          "Rule 462(b) Trust Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the initial registration statement referred to in Section 1(a) above.

          "Salomon Smith Barney" shall mean Salomon Smith Barney Inc.

          "Trust Effective Date" shall mean each date and time that the Trust Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Trust Registration Statement became or become effective.

          "Trust Prospectus" shall mean the prospectus relating to the DECS that is first filed pursuant to Rule 497(h) after the Execution Time or, if no filing pursuant to Rule 497(h) is required, shall mean the form of final prospectus relating to the DECS included in the Trust Registration Statement at the Trust Effective Date.

          "Trust Registration Statement" shall mean the registration statement referred to in paragraph 1(a) above, including exhibits and financial statements, as amended at the Trust Execution Time (or, if not effective at the Trust Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Trust Registration Statement becomes effective prior to the Closing
     Date, shall also mean such registration statement as so amended or such Rule 462(b) Trust Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Trust Effective Date as provided by Rule 430A.

          As used herein, the terms "Trust Registration Statement," "Preliminary Trust Prospectus" and "Trust Prospectus" shall not include the Company Prospectus attached thereto.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Trust, the Company, the Sellers and the several Underwriters.

                                    Very truly yours,

                                    DECS Trust V

                                    By: ____________________________
                                    Name:  Donald J. Puglisi
                                    Title:  Managing Trustee


                                    Crown Castle International Corp.

                                    By:_____________________________
                                       Name:
                                       Title:

                                    Sellers:

                                    RC Investors Corp.

                                    By:_____________________________
                                       Name:
                                       Title:

                                    BC Investors Corp.

                                    By:_____________________________
                                    Name:
                                    Title:

                                    RACG Holdings LLC

                                    By:_____________________________
                                       Name:
                                       Title:

                                    BACG Holdings LLC

                                    By:_____________________________
                                       Name:
                                       Title:

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

Salomon Smith Barney Inc.

By:___________________________
Name:
Title:

Goldman, Sachs & Co.

By:___________________________
Name:
Title:

For themselves and the other several Underwriters, if any, named in Schedule I to the foregoing Agreement

                                   SCHEDULE I
                                   ----------

                                           Number of Underwritten
                                           ----------------------
                                           DECS to be
                                           ----------
Underwriters                               Purchased
------------                               ---------

Salomon Smith Barney Inc.                        **

Goldman, Sachs & Co.                             **






    Total..........................        [           ]
                                            ===========

                                  SCHEDULE II
                                  -----------

                                List of Sellers

                               Underwritten         Option            Total
          Seller                  Shares            Shares            Shares
--------------------------    ---------------     ------------      ----------

RC Investors Corp.
BC Investors Corp.
RACG holdings LLC
BACG Holdings LLC

Total

[Form of Lock-Up Agreement]                                            Exhibit A
     [Letterhead of executive officer of Crown Castle International Corp.]

                        Crown Castle International Corp.
                        --------------------------------
                        Public Offering by DECS Trust V
                        -------------------------------

                                                                           ,1999

Salomon Smith Barney Inc.
Goldman, Sachs & Co.
As Representatives of the several Underwriters, c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

          This letter is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement"), among the Sellers (as defined therein) Crown Castle International Corp. (the "Company"), DECS Trust V (the "Trust"), a Delaware business trust, and each of you as representatives of a group of Underwriters named therein, relating to an underwritten public offering of DECS representing shares of beneficial interest in the Trust.

          In order to induce you and the other Underwriters to enter into the Underwriting Agreement, the undersigned will not, without the prior written consent of Salomon Smith Barney Inc. for a period of 45 days after the date of execution of the Underwriting Agreement, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, or announce the offering of any shares of any class of common stock of the Company or any securities convertible into or exercisable or exchangeable for shares of any class of common stock of the Company (whether such shares or any such securities are now owned or hereafter acquired) or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Shares of any class of the common stock of the Company, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Shares of any class of common stock of the Company or such other securities, in cash or otherwise.

          If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated.

                                  Yours very truly,

                                  [Signature of executive officer ]

                                  [Name and address of executive officer]